Other Assets	12 Months Ended
Dec. 31, 2014
Other Assets [Abstract]
Other Assets [Text Block]

NOTE 7. OTHER ASSETS

December 31 (In millions)	2014	2013

Investments
Associated companies	$16,752	$17,353
Assets held for sale(a)	3,131	1,214
Real estate	1,006	1,423
Cost method(b)	566	1,462
Other	1,621	930
	23,076	22,382

Derivative instruments	1,701	974
Advances to suppliers	1,406	2,328
Deferred borrowing costs	849	867
Deferred acquisition costs(c)	17	29
Other	3,819	3,961
Total	$30,868	$30,541

  Assets were classified as held for sale on the date a decision was made to dispose of them through sale or other means. At December 31, 2014 and 2013, such assets consisted primarily of loans, aircraft, equipment and real estate properties, and were accounted for at the lower of carrying amount or estimated fair value less costs to sell. These amounts are net of valuation allowances of $135 million and $97 million at December 31, 2014 and 2013, respectively.
  The fair value of and unrealized loss on cost method investments in a continuous loss position for less than 12 months at December 31, 2014, were $5 million and $1 million, respectively. The fair value of and unrealized loss on cost method investments in a continuous loss position for 12 months or more at December 31, 2014, were an insignificant amount and $1 million, respectively. The fair value of and unrealized loss on cost method investments in a continuous loss position for less than 12 months at December 31, 2013, were $17 million and $1 million, respectively. There were no cost method investments in a continuous loss position for 12 months or more at December 31, 2013.
  Balances at December 31, 2014 and 2013 reflect adjustments of $624 million and $700 million, respectively, to deferred acquisition costs in our run-off insurance operations to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized.